Exhibit 99.2

Financial Community Meetings March 4-8, 2013

Building strength through Leadership Richard M. Rosenblum President and Chief Executive Officer Hawaiian Electric Company, Inc. Mr. Rosen(bum was named president and chief executive officer of Hawaiian Electric Company, Inc. effective January 1, 2009, and on February 23, 2009 he was appointed a director of the HECO Board. Mr. Rosen bum was born in New York City and raised in Scarsdale, New York. He earned a bachelor of science degree as well as a master of science degree in nuclear engineering from Rensselaer Polytechnic University. Mr. Rosen bum has 32 years of experience in all facets of the utility business at Southern California Edison (SCE), one of the largest electric utilities in California. He had retired on June 1, 2008 as senior vice president of generation and chief nuclear officer responsible for all power generating facilities, including nuclear and related fuel supplies. During that tenure, he helped initiate one of the world's  largest solar photovoltaic projects which aims to install 250 megawatts of solar generating capacity on commercial rooftops in Southern California. Previously, he served as senior vice president of SCE's transmission and distribution business unit, responsible for high-voltage bulk transmission and retail distribution of electricity in their 50,000 square mile service territory of 4.6 million customers. He has also held the positions of vice president of engineering and technical services responsible for engineering construction, safety oversight, and other engineering support activities, and vice president of SCE's distribution business unit, including responsibility for customer service.    Richard F. Wacker President and Chief Executive Officer American Savings Bank, F.S.B. Mr. Wacker was named president and chief executive officer of American Savings Bank effective November 15, 2010. He also serves as a director on the ASB Board. Prior to joining American Savings Bank, Mr. Wacker was chairman of Korea Exchange Bank (KEB), the fifth largest Korean commercial bank. He joined KEB in 2004 as chief operating officer, was appointed president and chief executive officer in 2005, and also held the position of chairman of the board from 2007 through 2010. Mr. Wacker helped establish the KEB Foundation, the first social welfare organization in the Korean financial industry, and was the organization's second chairman. He was a director of Junior Achievement Korea and also served on the Board of Governors of the American Chamber of Commerce in Korea. In 2008, Mr. Wacker was recognized as one of Korea's “Most Respected CEOs.” Mr. Wacker also enjoyed a 20-year career with General Electric (GE) where he was a company officer and held a wide range of senior leadership positions in the U.S. and Europe, including vice president of Corporate Investor Communications; vice president and chief financial officer of GE Capital's Card Services unit; general manager of GE Capital's audit staff; chief financial officer of GE Capital Fleet Services-Europe and global product management positions with GE Medical Systems-Europe. He earned a B.S. degree in mechanical engineering from the University of Missouri. Mr. Wacker serves on the board of Child Family Service, the University of Hawaii Foundation, and the Hawaii Chapter of the American Red Cross. He is also a member of the Board of Regents of Chaminade University.

Constance H. Lau President and Chief Executive Officer Hawaiian Electric Industries, Inc.  Chairman Hawaiian Electric Company, Inc.  Chairman American Savings Bank, F.S.B. Ms. Lau was named president and chief executive officer of Hawaiian Electric Industries, Inc. in May 2006. She also serves as chairman of Hawaiian Electric Company, Inc. and chairman of American Savings Bank. Born and raised in Honolulu, Hawaii, Ms. Lau joined the HEI companies in 1984, serving first as assistant corporate counsel and treasurer of Hawaiian Electric Company, Inc. and then as treasurer of HEI. In 1999, she became a director and senior executive vice president and chief operating officer of American Savings Bank, rising to president and chief executive officer in June 2001. She also served as an HEI director from 2001 through 2004, and has been serving as an HEI director since May 2006. Prior to joining the HEI companies, Ms. Lau practiced law in San Francisco, California. She has a bachelor of science degree from Yale College, a juris doctor degree from the University of California Hastings College of the Law and a master's degree in business administration from the Stanford Graduate School of Business.    James A. Ajello Executive Vice President, Chief Financial Officer and Treasurer Hawaiian Electric Industries, Inc. Mr. Ajello joined Hawaiian Electric Industries, Inc. in January 2009. Prior to joining HEI, Mr. Ajello was senior vice president - business development at Reliant Energy, Inc. Reliant). He joined Reliant in 2000 as president of Reliant Energy Solutions LLC and was named Reliant's senior vice president and general manager of commercial & industrial marketing in 2004. Mr. Ajello's experience prior to joining Reliant includes serving as managing director of the business development/corporate finance group of UBS Securities, Inc. and as managing director of the energy & natural resources group of UBS War(urg/UBS Securities LLC. He also worked at Enron North America, and was responsible for a team originating business with large industrial clients. Before Enron, his work experience included a project management role at the U.S. Synthetic Fuels Corporation and as a management intern with the U.S. Department of Energy focusing on renewable energy development and naval nuclear reactors. Mr. Ajello holds a bachelor's degree from the State University of New York and an MPA from Syracuse University. In addition, he is a graduate of the Advanced Management Program of the European Institute of Business Administration in Fontainebleau, France. Mr. Ajello is a member of the Board of Directors of Crius Energy Trust (TSX: KWH) and Chairman of the U.S. Department of Energy's Environmental Management Advisory Board. He is also a board member of the Hawaii Pacific University Board of Trustees and its affiliate, the Oceanic Institute, as well as a member of the Board of Trustees of Enterprise Honolulu (Oahu Economic Development Board).    Shelee M.T. Kimura Manager, Investor Relations & Strategic Planning Hawaiian Electric Industries, Inc. Ms. Kimura was named manager, investor relations & strategic planning of HEI in November 2009. She joined HEI as director, corporate finance and investments in August 2004. Prior to joining HEI, Ms. Kimura was a consulting manager with Arthur Andersen LLP and KMH LLP in Honolulu. She was a University of Hawaii Presidential Scholar and graduated summa cum laude with a bachelor of business administration degree in accounting in )995. She is a certified public accountant.

Forward-Looking Statements This presentation and other presentations made by Hawaiian Electric Industries, Inc. (HEI) and Hawaiian Electric Company, Inc. (HECO) and their subsidiaries contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates” or similar expressions. In addition, any statements concerning future financial performance (e.g., EPS guidance), ongoing business strategies or prospects or possible future actions are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning HEI and its subsidiaries (collectively, the Company), the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance. Risks, uncertainties and other important factors that could cause actual results to differ materially from those described in forward-looking statements and from historical results include, but are not limited to, the following: • international, national and local economic conditions, including the state of the Hawaii tourism, defense and construction industries, the strength or weakness of the Hawaii and continental U.S. real estate markets (including the fair value and/or the actual performance of collateral underlying loans held by American Savings Bank, F.S.B. (ASB), which could result in higher loan loss provisions and write-offs), decisions concerning the extent of the presence of the federal government and military in Hawaii, the implications and potential impacts of U.S. and foreign capital and credit market conditions and federal, state and international responses to those conditions, and the potential impacts of global developments (including global economic conditions and uncertainties, unrest, conflict and the overthrow of governmental regimes in North Africa and the Middle East, terrorist acts, the war on terrorism, continuing U.S. presence in Afghanistan and potential conflict or crisis with North Korea or Iran); • weather and natural disasters (e.g., hurricanes, earthquakes, tsunamis, lightning strikes and the potential effects of global warming, such as more severe storms and rising sea levels), including their impact on Company operations and the economy; • the timing and extent of changes in interest rates and the shape of the yield curve; • the ability of the Company to access credit markets to obtain commercial paper and other short-term and long-term debt financing (including lines of credit) and to access capital markets to issue HEI common stock under volatile and challenging market conditions, and the cost of such financings, if available; • the risks inherent in changes in the value of the Company’s pension and other retirement plan assets and ASB’s securities available for sale; • changes in laws, regulations, market conditions and other factors that result in changes in assumptions used to calculate retirement benefits costs and funding requirements; • the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank Act) and of the rules and regulations that the Dodd-Frank Act requires to be promulgated; • increasing competition in the banking industry (e.g., increased price competition for deposits, or an outflow of deposits to alternative investments, which may have an adverse impact on ASB’s cost of funds); • the implementation of the Energy Agreement with the State of Hawaii and Consumer Advocate (Energy Agreement) setting forth the goals and objectives of a Hawaii Clean Energy Initiative (HCEI), revenue decoupling and the fulfillment by the electric utilities of their commitments under the Energy Agreement (given the Public Utilities Commission of the State of Hawaii (PUC) approvals needed; the PUC’s potential delay in considering (and potential disapproval of actual or proposed) HCEI-related costs; reliance by the Company on outside parties like the state, independent power producers (IPPs) and developers; potential changes in political support for the HCEI; and uncertainties surrounding wind power, the proposed undersea cables, biofuels, environmental assessments and the impacts of implementation of the HCEI on future costs of electricity); • capacity and supply constraints or difficulties, especially if generating units (utility-owned or IPP-owned) fail or measures such as demand-side management (DSM), distributed generation, combined heat and power or other firm capacity supply-side resources fall short of achieving their forecasted benefits or are otherwise insufficient to reduce or meet peak demand; • fuel oil price changes, performance by suppliers of their fuel oil delivery obligations and the continued availability to the electric utilities of their energy cost adjustment clauses (ECACs); • the continued availability to the electric utilities of other cost recovery mechanisms, including the purchased power adjustment clauses (PPACs), revenue adjustment mechanisms (RAMs) and pension and postretirement benefits other than pensions (OPEB) tracking mechanisms, and the continued decoupling of revenues from sales; • the impact of fuel price volatility on customer satisfaction and political and regulatory support for the utilities;

• the risks associated with increasing reliance on renewable energy, as contemplated under the Energy Agreement, including the availability and cost of non-fossil fuel supplies for renewable energy generation and the operational impacts of adding intermittent sources of renewable energy to the electric grid; • the ability of IPPs to deliver the firm capacity anticipated in their power purchase agreements (PPAs); • the ability of the electric utilities to negotiate, periodically, favorable fuel supply and collective bargaining agreements; • new technological developments that could affect the operations and prospects of HEI and its subsidiaries (including HECO and its subsidiaries and ASB) or their competitors; • cyber security risks and the potential for cyber incidents, including potential incidents at HEI, ASB and HECO and their subsidiaries (including at ASB branches and at the electric utility plants) and incidents at data processing centers they use, to the extent not prevented by intrusion detection and prevention systems, anti-virus software, firewalls and other general information technology controls; • federal, state, county and international governmental and regulatory actions, such as changes in laws, rules and regulations applicable to HEI, HECO, ASB and their subsidiaries (including changes in taxation, increases in capital requirements, regulatory changes resulting from the HCEI, environmental laws and regulations (including resulting compliance costs and risks of fines and penalties), the regulation of greenhouse gas (GHG) emissions, governmental fees and assessments (such as Federal Deposit Insurance Corporation assessments), and potential carbon “cap and trade” legislation that may fundamentally alter costs to produce electricity and accelerate the move to renewable generation); • decisions by the PUC in rate cases and other proceedings (including the risks of delays in the timing of decisions, adverse changes in final decisions from interim decisions and the disallowance of project costs as a result of adverse regulatory audit reports or otherwise); • decisions by the PUC and by other agencies and courts on land use, environmental and other permitting issues (such as required corrective actions and restrictions and penalties that may arise, such as with respect to environmental conditions or renewable portfolio standards (RPS)); • potential enforcement actions by the Office of the Comptroller of the Currency, the Federal Reserve Board (FRB), the Federal Deposit Insurance Corporation (FDIC) and/or other governmental authorities (such as consent orders, required corrective actions, restrictions and penalties that may arise, for example, with respect to compliance deficiencies under existing or new banking and consumer protection laws and regulations or with respect to capital adequacy); • ability to recover increasing costs and earn a reasonable return on capital investments not covered by revenue adjustment mechanisms; • the risks associated with the geographic concentration of HEI’s businesses and ASB’s loans, ASB’s concentration in a single product type (i.e., first mortgages) and ASB’s significant credit relationships (i.e., concentrations of large loans and/or credit lines with certain customers); • changes in accounting principles applicable to HEI, HECO, ASB and their subsidiaries, including the possible adoption of International Financial Reporting Standards or new U.S. accounting standards, the potential discontinuance of regulatory accounting and the effects of potentially required consolidation of variable interest entities (VIEs) or required capital lease accounting for PPAs with IPPs; • changes by securities rating agencies in their ratings of the securities of HEI and HECO and the results of financing efforts; • faster than expected loan prepayments that can cause an acceleration of the amortization of premiums on loans and investments and the impairment of mortgage-servicing assets of ASB; • changes in ASB’s loan portfolio credit profile and asset quality which may increase or decrease the required level of allowance for loan losses and charge-offs; • changes in ASB’s deposit cost or mix which may have an adverse impact on ASB’s cost of funds; • the final outcome of tax positions taken by HEI, HECO, ASB and their subsidiaries; • the risks of suffering losses and incurring liabilities that are uninsured (e.g., damages to the utilities’ transmission and distribution system and losses from business interruption) or underinsured (e.g., losses not covered as a result of insurance deductibles or other exclusions or exceeding policy limits); and • other risks or uncertainties described elsewhere in other reports (e.g., Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K) previously and subsequently filed by HEI and/or HECO with the Securities and Exchange Commission (SEC). Forward-looking statements speak only as of the date of the report, presentation or filing in which they are made. Except to the extent required by the federal securities laws, HEI, HECO, ASB and their subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

EXPLANATION OF HEI'S USE OF CERTAIN UNAUDITED NON-GAAP MEASURES

HEI and HECO management use certain non-GAAP measures such as core earnings and adjusted return on average common equity (ROACE) to evaluate the performance of the utility. Management believes these non-GAAP measures provide useful information and are a better indicator of the utility's core operating activities. Core earnings as presented here may not be comparable to similarly titled measures used by other companies. The accompanying tables provide a reconciliation of reported GAAP[1] earnings to non-GAAP core earnings for both the utility and HEI consolidated and the corresponding adjusted ROACE.

The reconciling adjustments from GAAP earnings to core earnings are the recorded after-tax charges of $24.4 million and $5.7 million in the fourth quarter of 2012 and 2011, respectively, related to settlement charges for the partial write-off of utility assets in 2012 and 2011. As of the date of printing this presentation, the 2012 settlement agreement has not yet been approved by the PUC. For more information on the settlement charge recorded in 2012, see Note 3 to HEI's Consolidated Financial Statements in HEI's Form 10-K for the year ended December 31, 2012. Management does not consider these items to be representative of the company's fundamental core earnings.

Hawaiian Electric Industries, Inc. (HEI) and Subsidiaries

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

(Unaudited)

	Net Income				Diluted Earnings Per Share (EPS)			
	Three months ended December 31,		Years ended December 31,		Three months ended December 31,		Years ended December 31,	
(in millions, except EPS amounts)	2012	2011	2012	2011	2012	2011	2012	2011
GAAP (as reported)	**$ 13.8**	**$ 34.2**	**$ 138.7**	**$ 138.2**	**$ 0.14**	**$ 0.36**	**$ 1.42**	**$ 1.44**
Excluding special items (after-tax):								
Settlement agreement, subject to PUC approval, for the partial writedown of certain utility assets	24.4	-	24.4	-	0.25	-	0.25	-
Settlement agreement for the partial writedown of the East Oahu Transmission Project (EOTP) Phase I costs	-	5.7	-	5.7	-	0.06	-	0.06
Non-GAAP (core)	**$ 38.3**	**$ 39.9**	**$ 163.1**	**$ 143.9**	**$ 0.39**	**$ 0.42**	**$ 1.68**	**$ 1.50**

Note: Columns may not foot due to rounding

	Years ended December 31,	
Other measures:	2012	2011
Return on average common equity (ROACE) (simple average):		
Based on GAAP	**8.9%**	**9.2%**
Based on non-GAAP (core)[2]	**10.4%**	**9.6%**

[1] U.S. Generally Accepted Accounting Principles

[2] Calculated as core net income divided by average GAAP common equity

Hawaiian Electric Company, Inc. (HECO) and Subsidiaries
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(Unaudited)

	Net Income			
	Three months ended December 31,		Years ended December 31,	
(in millions)	2012	2011	2012	2011
GAAP (as reported)	$ 4.2	$ 25.8	$ 99.3	$ 100.0
Excluding special items (after-tax):				
Settlement agreement, subject to PUC approval, for the partial writedown of certain utility assets	24.4	-	24.4	-
Settlement agreement for the partial writedown of the EOTP Phase I costs	-	5.7	-	5.7
Non-GAAP (core)	$ 28.7	$ 31.5	$ 123.7	$ 105.7

	Years ended December 31,	
Other measures:	2012	2011
Return on average common equity (ROACE) (simple average):		
Based on GAAP	6.9%	7.3%
Based on non-GAAP (core)[1]	8.6%	7.7%

Note: Columns may not foot due to rounding

	Hawaiian Electric Company, Inc. (HECO, Oahu) Net Income		Hawaii Electric Light Company, Inc. (HELCO) Net Income		Maui Electric Company, Limited (MECO) Net Income	
	Years ended December 31,		Years ended December 31,		Years ended December 31,	
(in millions)	2012	2011	2012	2011	2012	2011
GAAP (as reported)	$ 70.4	$ 55.4	$ 16.2	$ 26.7	$ 12.6	$ 18.0
Excluding special items (after-tax):						
Settlement agreement, subject to PUC approval, for the partial writedown of certain utility assets	17.7	-	3.4	-	3.4	-
Settlement agreement for the partial writedown of the EOTP Phase I costs	-	5.7	-	-	-	-
Non-GAAP (core)	$ 88.2	$ 61.1	$ 19.6	$ 26.7	$ 16.0	$ 18.0

	Years ended December 31,		Years ended December 31,		Years ended December 31,	
Other measures:	2012	2011	2012	2011	2012	2011
Return on average common equity (ROACE) (simple average):						
Based on GAAP	7.6%	6.4%	5.9%	9.7%	5.4%	7.7%
Based on non-GAAP (core)[1]	9.5%	7.1%	7.1%	9.7%	6.9%	7.7%

Note: Columns may not foot due to rounding

[1] Calculated as core net income divided by average GAAP common equity

Company Overview Providing Essential Electric and Financial Services Ensuring a Brighter and Greener Future for the Communities We Serve 2 HEI: A Compelling Investment Above Average Dividend Yield Reduced Risk and Volatility Attractive and Stable Earnings Growth. 4.6% HEI dividend yield above average EEI companies dividend yield of 4.0% (as of 2/27/13). HEI has historically paid an above average yield and has continuously paid a dividend since 1901. Opportunity for attractive regulated utility rate base growth of 5% to 10% annually for the next 3 years. Focus on utility operating efficiencies Bank targeting modest loan growth and lower credit costs with improving local economy A unique combination of: New utility regulatory model expected to deliver competitive risk adjusted returns Utility regulatory framework supported by state’s clean energy public policy Bank’s simple business model with a low risk profile, low cost deposit base and efficient operations provide for less volatility and higher profitability 1

HEI Profile

Market capitalization*	$2.6B
Total enterprise value	$3.7B
2012 consolidated core net income	$163M
2012 consolidated core EPS (diluted)	$1.68
2012 consolidated core ROE	10.4%
Indicated annual yield*	4.6%
3-year total return (CAGR%)**	11.9%
NYSE	HE
HE is included in the following indices: S&P Mid-Cap 400, Russell 1000	

Subsidiary Company Contributions to Net Income**



Bank 32%
Utility 68%

** Data based upon YTD 12/31/12 core net income and excludes holding and other companies' net loss.

* Based on closing price of $26.87 on 2/27/13
** Source: IPREO
Data above as of 12/31/12 unless otherwise indicated
See the reconciliation of GAAP to Non-GAAP (Core) measures preceding this presentation



Hawaiian Electric Company and American Savings Bank Service Area

- Utility: 100% Market Share for 95% of state: 3 utilities, 5 separate grids
- Bank: 3rd Largest Bank in the State*: ~$5B in assets



Kauai 4
Oahu 39
Molokai 1
Maui 7
Hawaii 6
MECO
Serves islands of Maui, Molokai, and Lanai
Customers: 69,000
Net Generating capability: 268 MW
IPP firm contract power: 16 MW
HECO
Serves island of Oahu
Customers: 297,000
Net Generating capability: 1,322 MW
IPP firm contract power: 434 MW
HELCO
Serves island of Hawaii
Customers: 82,000
Net Generating capability: 197 MW
IPP firm contract power: 95 MW

Total Bank branches 57

* Based upon assets
As of 12/31/2012

2

5 5 Strategic Focus HEI Strengthen quality of fundamental earnings and profitability of both operating companies Provide an attractive total return Utility . Execute clean energy strategy . Support state’s clean energy goals of 40% renewable generation and 30% energy efficiency savings by 2030 . Align operations to new regulatory model . Reduce volatility of cost to customers . Narrow the gap between earned and allowed ROEs . Achieve constructive regulatory outcomes Bank . Focus on organic growth of the bank’s core franchise while maintaining high overall returns relative to peers . Pursue modest loan growth . Invest in new products and expand customer relationships . Maintain above average credit through continued solid underwriting 6 Continued improvement expected for Hawaii’s economy Year-over-year percent change unless noted 2012 2013 2014 2015 Real state GDP 1.1 3.5 4.1 3.6 Real personal income 1.3 2.4 2.9 2.6 Unemployment (%) 6.0 5.1 4.6 4.3 Payroll jobs 1.5 2.6 2.0 2.0 Visitor arrivals 9.2 6.5 2.1 1.5 Source: University of Hawaii Economic Research Organization (UHERO) February 15, 2013 report. Figures for 2013- 2015 are forecasts. Personal Income and GDP figures for 2012 are estimates. 3

Hawaiian Electric Company Executing on its Clean Energy Plan Utility’s Clean Energy Strategy Aligned with Public Policy Hawaii Clean Energy Agreement 2008 agreement between the Hawaiian Electric companies, Governor of Hawaii, Hawaii Department of Business, Economic Development & Tourism and Office of Consumer Advocacy State’s clean energy strategy to reduce Hawaii’s dependence on imported oil Accelerates the move to renewable energy, 40% renewable electric generation by 2030 Includes our energy strategy as a vertically-integrated utility comprised of a mix of IPP, customer, and utility generation assets Provides for supportive regulatory changes; recognizes need for a financially sound utility to execute plan 4

0.10 0.15 0.20 0.25 0.30 0.35 0.40 Energy Cost ($/kWh) Dec 2012** Wind Solar Forecasted ~ 2030*** Biomass Energy costs subject to volatile oil prices Renewables: long-term fixed price contracts with predetermined escalators Dec 2010* Range of HECO Companies fossil fuel energy cost Range of contracted renewable energy cost * Oil price for LSFO of $83/bbl ** Oil price assumption for LSFO of $126/bbl *** Oil price assumption for LSFO of $180/bbl Renewable Energy is Cost Competitive in Hawaii Decoupling Components Benefits and Details of Mechanisms Sales decoupling via a revenue balancing account (RBA) Predictable revenue stream • Net revenues fixed at the level approved in the last rate case • Revenues are no longer linked to KWH sales/electricity usage Revenue adjustment mechanism for O&M expenses (O&M RAM) Annual escalation of revenues to recover general “inflation” of O&M expenses between rate cases • Labor exp: labor exp approved in rates (excluding merit employees) x union contract escl. rate less 0.76% productivity factor • Non-labor exp: non-labor exp approved in rates x GDPPI Revenue adjustment mechanism for plant additions (Rate Base RAM) Annual escalation of revenues for plant additions between rate cases • Covers plant additions, associated rate base items and depreciation expense • Rate base RAM = rate base additions x RORB . Projects > $2.5M: based on PUC approved amt. . Projects < $2.5M: based on 5-yr historical avg. • Change in depreciation expense Improved Regulatory Model Existing Balancing Accounts, Trackers and/or Surcharges Energy Cost Adjustment Clause (ECAC): Fuel & Energy-Related Purchased Power; Purchased Power Adjustment Clause (PPAC); Pension & OPEB Trackers; DSM Surcharge; and Renewable Energy Infrastructure Surcharge. 5

Consolidated Utility ROE

Consolidated Utility ROE*
Year Ended December 31,


10%
5%
0%
7.7%
7.3%
(GAAP)
8.6%
6.9%
(GAAP)
2011
2012
Utility Core Earnings Adjustment

	HECO		HELCO		MECO	
	GAAP	Core	GAAP	Core	GAAP	Core
2012	7.6%	9.5%	5.9%	7.1%	5.4%	6.9%
2011	6.4%	7.1%	9.7%	9.7%	7.7%	7.7%
Allowed**	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%

* Calculated using net income divided by average common equity, simple average method
** Based on PUC decisions in effect on December 31, 2012
See the reconciliation of GAAP to Non-GAAP (Core) measures preceding this presentation

HEI

Revised Rate Case Schedule*

MECO 2012 Test Year — May 2012 Interim D&O –$13.1M; ROE 10%; final D&O pending

HECO 2014 Test Year — To be filed in early 2014

MECO 2015 Test Year — To be filed in mid 2014

HELCO 2016 Test Year

HECO 2017 Test Year

2012 2013 2014 2015 2016 2017

* Subject to PUC approval of the January 2013 settlement agreement

HEI

6

Forecast as of December 10, 2012. This forecast is only updated annually * Gross capital expenditures excluding contributions in aid of construction ** Assumes ~$700 million or ~40% discount on total major initiatives shown at the bottom of this slide which are dependent upon externalities See the appendix for descriptions of the Major Initiatives $460M $380M $300M $240M $50M $80M $85M $80M New generation/replacements for retirements T&D infrastructure renovation Facilities Fuel infrastructure Interisland cable interconnection Environmental compliance Software Generating unit flexibility $340 $350 $400 $400 $400 $40 $150 $200 $300 $300 $0 $100 $200 $300 $400 $500 $600 $700 $800 2013 2014 2015 2016 2017 Maintenance capex $1.9B Major initiatives $1B** Capital Expenditures Reflect Investments in Clean Energy & Reliability 5-Year Capital Expenditures Forecast* 5-Year Cumulative Total: $2.9B $380 $500 $600 $700 $700 Major Initiatives: (in millions) ~5% - 10% rate base growth (3-yr CAGR) 2013 Utility Priorities . Addressing Customer Costs .Renewable RFPs .Operating efficiencies .Additional debt refinancing .LNG . Align operations with decoupled model 7

American Savings Bank

Sound, profitable and efficient franchise to maintain high-performing status

HEI

Solid Performance Relative to 2012 Targets and Peers



Net Interest Margin (%)
Target
ASB 2012
Peers 2012
~4%
3.93
3.72
4.02
2.97
Efficiency Ratio (%)
Target
ASB 2012*
Peers 2012
mid-50s
59
60
54
57
Return on Assets³ (%)
Target
ASB 2012
Peers 2012
1.15-1.20
1.18
0.94
1.15
1.22
Noninterest Expense ($)
Target
ASB 2012*
145
152
Pretax Preprovision Income ($)
Target
ASB 2012
100-105
102
ASB Target
ASB
Peers¹
High Performing Peers²
Bank of Hawaii

*** Non-interest expense and efficiency ratio** exceed our 2012 targets as higher gains on sales of residential mortgages helped fund spending on the bank's strategic priorities supporting our longer-term growth

[1] Median for peer group based on publicly traded banks and thrifts between $3.5B and $8B in total assets. See appendix.
[2] Median for peer group of 12 high performing banks. See appendix.
[3] Peer data based upon core return on average assets which excludes nonrecurring items
Source for peer data: SNL Financial (based upon data available as of February 25, 2013)

HEI

8

Nine Consecutive Quarters of Loan Growth


Quarterly Loan Growth
(in thousands)
Loans Receivable
$3,800
$3,500
5.0%
0.0%
$3,546
$3,606
$3,635
$3,675
$3,695
$3,724
$3,747
$3,758
$3,791
2012 loan growth of 2.6%
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
ASB Loan Balance
ASB LTM %Change

HEI

Quality Balance Sheet

- Overall loan-to-deposit ratio of 89%
- 99% of ASB loans funded with low-cost core deposits


Peer Banks[1]
9/30/12 (%)
Loans 63
Investment Securities 22
Other 15
Core Deposits 55
Certificates of Deposit 20
Other Liabilities 14
Equity 11
ASB
12/31/12 (%)
Loans 75
Investment Securities 15
Other 10
Core Deposits 75
Certificates of Deposit 9
Other Liab. 6
Equity 10

Median yield on earning assets 3Q12: 4.35%
Median cost of funds 3Q12: 0.61%

Avg yield on earning assets 4Q12: 4.03%
Avg cost of funds 4Q12: 0.23%

[1] Peer group based on publicly traded banks and thrifts between $3.5B and $8B in total assets. See appendix.
Source for peer data: SNL Financial (based upon data available as of February 25, 2013)

HEI

9

Asset Quality: Low Risk Loan Mix

- Continued progress in shifting loan mix to improve interest rate risk
- Overall asset quality remains strong

December 31, 2010 → **December 31, 2012**



Commercial Construction $38 1%
Whole Loan $101 3%
Commercial real estate[1] $300 8%
Residential 1-4 $1,979 56%
HELOC $418 12%
Consumer $80 2%
Commercial markets $550 16%
Residential Construction $6 <1%
Residential Lot Loans $66 2%

Total loans - $3.5B[2]



Commercial Construction $44 1%
Whole Loan $59 1%
Commercial real estate[1] $376 10%
Residential 1-4 $1,807 48%
HELOC $630 17%
Consumer $121 3%
Commercial markets $721 19%
Residential Construction $6 <1%
Residential Lot Loans $26 1%

Total loans - $3.8B[2]

Note: $ in millions, unless otherwise noted

1 Includes approximately $88 million and $89 million of owner-occupied commercial real estate at December 31, 2010 and December 31, 2012, respectively

2 Before deferred fees, discounts and allowance for loan losses

Provision for Loan Losses and Net Loan Charge-offs Reflect Improvement in Overall Credit Trends



Quarter
Annual
(in millions)
0.90%
0.45%
0.00%
$20.0
$10.0
$0.0
0.48%
0.28%
0.19%
0.35%
0.13%
$4.1
$4.4
$3.5
$2.6
$2.4
$1.8
$3.6
$3.2
$3.4
$1.2
$15.0
$17.7
0.49%
$12.9
$8.8
0.24%
4Q11
1Q12
2Q12
3Q12
4Q12
2011
2012
Provision For Loan Losses
Net Loan Charge-offs
Peers[1]
High Performing Peers[2]
ASB
% Net Loan Charge-Offs

Annualized quarterly net loan charge-offs ratio reflected as a percentage of average loans held during the period.
[1] Median for peer group based on publicly traded banks and thrifts between $3.5B and $8B in total assets. See appendix.
[2] Median for peer group of 12 high performing banks. See appendix.
Source for peer data: SNL Financial (based upon data available as of February 25, 2013)

10

21 Nonperforming Assets Ratio Low Compared to Peers 1.57% 1.64% 1.57% 1.55% 1.47% 0.26% 0.29% 0.38% 0.44% 0.30% 0% 1% 2% 3% 4% 4Q11 1Q12 2Q12 3Q12 4Q12 All Other ASB Loans Residential Lot Loans Peers High Performing Peers $16.3 $14.1 $9.7 $11.3 $58.1 $61.2 $58.0 $55.3 $60.0 $ 11.0 4Q11 1Q12 2Q12 3Q12 4Q12 Percentages represent regulatory nonperforming assets to regulatory end of period loans and real estate owned. Dollars are in millions at the end of the period. 1 Median for peer group based on publicly traded banks and thrifts between $3.5B and $8B in total assets. See appendix. 2 Median for peer group of 12 high performing banks. See appendix. Source for peer data: SNL Financial (based upon data available as of February 25, 2013) Percentages Dollars 2.01% $74.4 $75.3 2.02% 1.84% $69.0 $65.0 1.73% $71.3 1.87% (in millions) 1 2 22 Bank 2013 Agenda . Grow the franchise and remain a high performing community bank . Loan growth to offset NIM . Mid single-digit loan growth . Gain market share in key strategic portfolios . Maintain strong asset quality . Non-interest income growth . Industry attractive profitability metrics 11

Hawaiian Electric Industries Looking Ahead 24 HEI Capital Structure and Financing Outlook * Based upon February 2013 forecast ** Assumes bonus depreciation tax cash benefits of ~$50 million . Strong capital structure with 52% consolidated equity to capitalization as of 12/31/12 External dividends $120 HEI investments in HECO $115 MTN maturities $50 HC int, exp & other $30 ASB Dividends $40 HECO Dividends $80 External financing, excluding DRIP $150 DRIP $45 $0 $50 $100 $150 $200 $250 $300 $350 Uses of Capital Sources of Capital (in millions) 2013 Holding Co. Sources & Uses* $120M dividends from subs ** 12

2013 EPS Guidance and Assumptions

HEI: $1.58 – $1.68 per share

Key Assumptions:
- Excludes equity financing other than DRIP
  - Attractive rate base growth opportunities may require additional equity in the next 24 months – will be opportunistic dependent upon market conditions
  - Long-term target of 52% equity capitalization and maintenance of credit ratings

Utility: $1.23 – $1.29

Key Assumptions:
- 5% rate base growth
- Settlement Agreement
- O&M restraint: 2012 levels
- Debt refinancing
- Decoupling model
- Equity capitalization: rate case levels

Bank: $0.54 – $0.57

Key Assumptions:
- Lower net interest income: low interest rates partially offset by loan growth
- Higher non-interest income: expanding fee income partially offset by lower gains on sales
- Higher non-interest expense: spending on long-term growth initiatives
- Lower provision expense
- ROA of ~1.10%

Note: Holding company & other net loss estimated at ~$0.18 - $0.19

Reference the forward-looking statements disclosure accompanying the presentation which provides additional information on important factors that could cause results to differ. The company undertakes no obligation to publicly update or revise forward-looking statements, including EPS guidance, whether as a result of new information, future events, or otherwise. See also the forward-looking statements and risk factors in the 2012 SEC Form 10-K for the year ended December 31, 2012.

HEI

HEI: A Compelling Investment

A unique combination of:

Attractive and Stable Earnings Growth
- Opportunity for attractive regulated utility **rate base growth** of 5% to 10% annually for the next 3 years
- Focus on utility **operating efficiencies**
- Bank targeting modest **loan growth** and **lower credit costs** with improving local economy

Reduced Risk and Volatility
- New utility regulatory model expected to **deliver competitive risk adjusted returns**
- Utility **regulatory framework** supported by state's clean energy public policy
- Bank's simple business model with a low risk profile, low cost deposit base and efficient operations provide for **less volatility and higher profitability**

Above Average Dividend Yield
- **4.6% HEI dividend yield** above average EEI companies dividend yield of 4.0% (as of 2/27/13)
- HEI has historically paid an **above average yield** and has continuously **paid a dividend since 1901**

HEI

13

Hawaiian Electric Industries, Inc. Appendices Strategic Progress Progress on Clean Energy Agreement A1 Utility: On Track to Achieve 2015 RPS A1 Increase in Typical Oahu Residential Bill A2 Historical Fuel Prices A2 Breakdown of HECO Rates A3 Decoupling Summary A3 HECO: Adjustment Mechanisms A4 Plant Additions – Baseline by Co. & Consolidated Major Projects A5 Description of Major Capital Initiatives A5 Public Utilities Commission Public Utilities Commission of the State of Hawaii A6 Rate Case Summaries Hawaiian Electric Company, Inc. HECO Rate Case: 2011 Test Year A6 Maui Electric Company, Limited MECO Rate Case: 2012 Test Year A7 Hawaii Electric Light Company, Inc. HELCO Rate Case: 2013 Test Year A7 HELCO Rate Case: 2010 Test Year A8 HECO Oahu Rate Relief and Decoupling Considerations: 2013 A8 HELCO Oahu Rate Relief and Decoupling Considerations: 2013 A9 MECO Oahu Rate Relief and Decoupling Considerations: 2013 A9 Financial Results – Supplemental Information A10 Hawaii Economy – Supplemental Information A11

Significant Progress on Clean Energy Agreement -- Commitments and Regulatory Elements

Clean Energy Commitments	Status
1. "Big Wind" and implementation studies	√ (yellow)
2. Renewables	√ (yellow)
3. Solar Plus	√ (yellow)
4. Net energy metering	√ (green)
5. Biofuels	√ (blue)
6. No new fossil fuel plants	√ (blue)
7. Retirements	√ (blue)
8. Feed-in tariffs	√ (green)
9. System Benefit Fund	√ (green)
= RPS at 40%	

Additional Elements of New Regulatory Compact	Status
1. Decoupling with trackers	√ (green)
2. Commercial energy efficiency DSM	√ (green)
3. AMI	√ (yellow)
4. Smart grid	√ (yellow)
5. Firming/backup power	√ (blue)
6. DG investments	√ (yellow)
7. Energy cost adjustment clause (the PPAC)	√ (green)
8. Infrastructure support	√ (yellow)
9. Clean Energy Infrastructure Surcharge	√ (green)
= New Regulatory Compact	

√ (green) Key steps completed or substantially completed

√ (blue) Commitments made

√ (yellow) In progress

HEI

Utility: On Track to Achieve 2015 RPS



RPS (%)
25%
24%
23%
22%
21%
20%
19%
18%
17%
16%
15%
14%
13%
12%
11%
10%
RE Currently in Service* 16.2%↑
Expiration of IPP Contract 0.5%↓
New NEM/FIT/SIA 1.9%↑
New RE Approved by PUC But Not in Operation 0.1%↑
New RE Contracts Submitted to PUC for Approval 2.8%↑
New Contracts Under Negotiations 0.6%↑
New Biofuel Contracts 1.7%↑
2015 Goal of 15%
Projected Renewable Energy (RE) *
PV
Wind
Net Energy Metering (NEM)/Feed-in-Tariff (FIT)/Standard Interconnection Agreement (SIA)
Biomass
Waste-to-Energy
Biofuel

* Represents the estimated 2015 RPS contribution of existing RE projects based on 2015 projected sales

HEI

A1

Increase in Typical Oahu Residential Bill December 2010 – December 2012 Fuel +$57 Non-Fuel +$4 Fuel +$30 Non-Fuel +$7 $0 $50 $100 $150 $200 $250 Non-Fuel Fuel Historical Fuel Prices Low Sulfur Fuel Oil vs. Crude Oil December 2010 to December 2012 Price per BBL Hawaii oil prices based on Hawaiian Electric low sulfur fuel oil inventory prices HAWAII OIL PRICES HAWAII OIL PRICES $80 $90 $100 $110 $120 $130 $140 $150 CRUDE OIL PRICES HAWAII OIL PRICES A2 Dec-10 Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11 Dec-11 Jan-12 Feb-12 Mar-12 Apr-12 May-12 Jun-12 Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 Dec-12 Dec-10 Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11 Dec-11 Jan-12 Feb-12 Mar-12 Apr-12 May-12 Jun-12 Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 Dec-12

31 Fuel, Purchased Power, and Taxes Make Up 79% of Electricity Rate 1.2 1.2 1.3 3.5 3.7 3.8 2.6 3.2 3.8 5.7 7.2 7.8 8.7 12.6 13.5 22.8 29.2 31.8 0 5 10 15 20 25 30 35 2010 2011 2012 ¢/kWh Breakdown of HECO Rates Fuel Purchased Power Taxes O&M Depreciation Interest Expense Preferred Dividends Net Income 32 Decoupling Summary (Hawaii PUC Docket number: 2008-0274) 2.Revenue adjustment mechanism (RAM) for expenses .Annually adjusts revenues for indexed changes in Base Expenses . Base expenses = expense levels in the last approved rate case (interim or final), adjusted for annual indexed increases, and excluding expenses covered by a separate tracking mechanism1 and labor expense for merit employees . Union labor escalation rate = rate per the union labor agreement less 0.76% productivity factor . Non-labor escalation rate = consensus estimated annual change in GDPPI per the Blue Chip Economic Indicators published each February . O&M in excess of the last rate case level and/or the indexed increases, is not covered by the RAM . Annually, O&M RAM adjustment filed by 3/31 and adjusted rates commence on 6/1 for following 12 month period, if not suspended 1.Sales decoupling via a revenue balancing account (RBA) .Delinks utility revenues from electricity usage . GAAP revenue = revenue approved in the last rate case (interim or final) . Recorded revenues adjusted monthly in the RBA . Target (decoupling) revenues will be allocated as follows: . On a cash basis, RBA annually trued-up in rates beginning June of the following year Components 1 Includes fuel, purchased power, DSM, pension, other post employment benefits, approved projects under the clean energy infrastructure surcharge and the purchased power adjustment clause. 1Q 2Q 3Q 4Q HECO 23.46% 24.75% 26.49% 25.30% HELCO 24.23% 24.54% 25.87% 25.36% MECO 23.92% 24.77% 26.21% 25.10% A3

33 Components 3. RAM for rate base . Annual adjustment for plant additions, associated rate base items and depreciation expense . Major Capital Projects (> $2.5M): average annual amount based on prior year ending balance (at project amounts not to exceed amounts approved by the PUC) and projected ending balance for the current year (based on approved projects scheduled to be in service by Sep 30th of the current year, at amounts approved by the PUC) . Baseline Capital Projects (< $2.5M): average annual amount based on the prior year ending balance (actual) and projected ending balance for the current year (based on simple average of preceding 5 years) . Offset by avg balances for accumulated depreciation, contributions in aid of construction and plant related deferred income taxes . Recovery of incremental depreciation and contributions in aid of construction amortization related to prior year rate base changes . Annually, rate base RAM adjustment filed by 3/31 and adjusted rates commence on 6/1 for following 12 month period, if not suspended Decoupling – Summary (cont.) (Hawaii PUC Docket number: 2008-0274) • Non-labor O&M increases > GDPPI • Non-union labor expense increases • Costs for large capital projects > PUC approved estimate • Costs for base-level capital projects > 5-year historical average, until following year • Investments other than plant (e.g., software projects, fuel inventory) Examples of items not covered in mechanisms: 34 HECO: Adjustment Mechanisms . Sales Decoupling . Revenue Adjustment Mechanisms for O&M and rate base . Energy Cost Adjustment Clause: Fuel and purchased power . Purchased power adjustment clause . Pension & OPEB trackers . DSM surcharge . Renewable energy infrastructure surcharge A4

35 $85 $94 $99 $143 $230 $39 $35 $32 $39 $46 $38 $33 $29 $30 $48 $19 $289 $81 $34 $26 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2008 Actual 2009 Actual 2010 Actual 2011 Actual 2012 Actual HECO Baseline HELCO Baseline MECO Baseline Major Projects $181 $451 $241 $246 $350 Plant Additions – Baseline by Co. & Consolidated Major Projects 5-year (2008 – 2012) historical average baseline projects: HECO: $130 HELCO: $ 38 MECO: $ 36 Total: $204 Major Projects = PUC approved projects > $2.5M (in millions) 36 $460M $380M $300M $240M $50M $80M $85M $80M Description of Major Capital Initiatives Major Capital Initiatives New generation/ replacements for retirements . Addition of 50MW of new quick-starting biofueled generation in 2017 on Oahu to provide energy security for the US Army, accommodate fluctuations of as-available renewables, and provide replacement capacity for retirements of existing generating units. . Addition of 150MW of new quick-starting biofueled generation, as necessary, subject to competitive bidding, on Oahu to accommodate fluctuations of as-available renewables, and provide replacement capacity for retirements of existing generating units. . Evaluation of fossil fuel generator conversion on the island of Hawaii to biomass (Puna). T&D infrastructure renovation . Multi-year programs for replacement and/or rehabilitation of major T&D infrastructure, including older transmission substations, the underground distribution network in downtown Honolulu, and conversion of the older distribution facilities from 4kV to 12kV that are approaching obsolescence and would otherwise present a high operational risk. Facilities . Development of a new facility on Oahu that will enable more efficient and secure T&D operations at a centralized industrially-zoned location, development of a new dispatch center for future grid operations . Acquisition of additional office and business space resulting in a substantial reduction in the need for rental properties in downtown Honolulu. Fuel infrastructure . Facilities for the import, storage, and distribution of fuel for fuel security and compliance with environmental regulations. Interisland cable interconnection . Modification and improvements to existing transmission substations required to interconnect the Oahu-side of a generator-tie or grid-tie interisland cable system. Environmental compliance . Modifications of fuel systems and generating units to comply with new EPA air regulations coming into force in the next few years. Enterprise Software . The implementation of new ERP/EAM software for integrated business operations. This new software will replace the existing ERP/EAM system which will become obsolete and unsupported by the vendor in 2016. Generating unit flexibility . Modification of generators to allow for increased amounts of variable energy from wind and solar on the system. These projects will allow for acceptance of more intermittent energy during periods of lower system demand (overnight) and improve the output response rates (ramping). Based upon forecast as of December 10, 2012. This forecast is only updated annually A5

Public Utilities Commission of the State of Hawaii

The Governor, with the consent of the Senate, appoints three full-time commissioners to staggered six-year terms. Commissioners can serve no more than 12 consecutive years.

Hermina Morita, Chair

- Began serving as Chair on March 15, 2011; 1st term to expire on June 30, 2014
- Prior to appointment, was a member of the State House of Representatives since 1997, representing Kauai, and most recently serving as chair of the Energy and Environmental Protection Committee
- Kauai Police Commission, 1993-1996
- Kauai County Planning Commission, 1990-1993
- George Washington University; University of Hawaii

Lorraine H. Akiba

- Began serving as Commissioner on July 1, 2012 for a term to expire on June 30, 2018
- Former partner at McCorriston Miller Mukai MacKinnon LLP and head of the firm's Environmental Practice Group
- Served as State of Hawaii Director of Labor and Industrial Relations from 1995 to 2000, under Governor Cayetano
- Former chairperson of the Democratic Party of Hawaii from 2001 to 2003
- Hastings College of Law (JD); University of California, Berkeley (BA in Political Science)
- Has experience working with independent power producers and developers through her private practice

Michael E. Champley

- Appointed as commissioner on interim basis on September 15, 2011
- Appointment confirmed by the State Senate on March 8, 2012 for a term to expire on June 30, 2016
- Most recently, was a Maui-based energy consultant focused on clean energy resource integration in Hawaii
- Prior work experience includes senior executive positions with DTE Energy, including Senior Vice President-Regulatory Affairs and Senior Vice President-Power Supply
- University of Dayton (BS, Electrical Engineering)
- Indiana University (MBA, Finance and Public Utility Economics and Regulation)

HEI



HECO Rate Case: 2011 Test Year

(Hawaii PUC Docket number: 2010-0080)

	Application (7/30/10)	Interim D&O (7/26/11)	Adjusted Interim D&O (eff: 5/21/12)	Final D&O (eff: 9/1/12)
Base Request New Programs	$74M (4.3% increase) $40M (2.3% increase)	$53.2M(2) (3.1% increase)	$58.8M(2),(3) (3.4% increase)	$58.1M(4) (3.4% increase)
Deprec. & amort. expenses	$90M	$87.5M	$88.8M	$88.8M
Return on average common equity	10.75% with mechanisms	10.00% with mechanisms	10.00% with mechanisms	10.00% with mechanisms
Common equity capitalization (%)	56.3%	56.3%	56.3%	56.3%
Return on average rate base	8.54%	8.11%	8.11%	8.11%
Average rate base amount(1)	$1.569B	$1.354B	$1.386B	$1.386B
KWH sales (GWH)	7,470	7,470	7,470	7,470

Existing Balancing Accounts, Trackers and/or Surcharges
Decoupling Revenue Balancing Account/Revenue Adjustment Mechanism; ECAC: Fuel & Purchased Energy; Pension & OPEB Trackers; DSM Surcharge; Renewable Energy Infrastructure Surcharge and Purchased Power Adjustment Clause.

(1) Current effective rates are based on the Final D&O in HECO's 2009 test year rate case. Average rate base in that D&O was $1.25B.
(2) Including the impact of $15M (0.9%) in annual revenues which were being recovered through the decoupling Revenue Adjustment Mechanism.
(3) On February 24, the PUC ordered the Company to include the ERP/EAM system evaluation costs into base rates. On March 13, the PUC approved a decrease of $0.5M to the interim rate relief for modifications to the composite income tax rate, DSM and regulatory commission expenses. On March 29, the PUC approved an upward adjustment of $5.5M to the interim for remaining EOTP costs. On May 14, the PUC approved the interim relief of $58.8M which included these adjustments.
(4) On June 29, 2012, the PUC issued the final D&O for the HECO 2011 TY rate case. The final D&O reduced the revised interim increase by $0.7M to reflect the removal of certain costs. Final rates became effective as of September 1, 2012.

HEI

A6

MECO Rate Case: 2012 Test Year

(Hawaii PUC Docket number: 2011-0092)

	Application (7/22/11)	Interim D&O (eff: 6/1/12)
Base Request	$27.5M[1] (6.7% increase)	$13.1M[3] (3.2% increase)
Deprec. & amort. expenses	$19.8M	$19.7M
Return on average common equity	11% with mechanisms	10% with mechanisms
Common equity capitalization (%)	56.85%	56.86%
Return on average rate base	8.72%	7.91%
Average rate base amount[2]	$393M	$393M
KWH sales (GWH)	1,201.8	1,201.8

Existing Balancing Accounts, Trackers and/or Surcharges
Decoupling Revenue Balancing Account/Revenue Adjustment Mechanism; ECAC: Fuel & Purchased Energy; Pension & OPEB Trackers; DSM Surcharge; Renewable Energy Infrastructure Surcharge and Purchase Power Adjustment Clause.

(1) Increases consist of:

- **Return on rate base $ 3.0 M**
- **O&M $19.5 M**
- **Other, net $ 5.0 M**

(2) Current effective rates are based on MECO's 2010 test year adjusted interim rate case D&O. Average rate base in that D&O was $387M.

(3) Based on updated settlement which included the implementation of final rates in the 2010 test year rate case. On May 21, 2012, the PUC issued an interim D&O which became effective on June 1, 2012.

Upcoming Dates

- No statutory deadline for final decision

HEI



HELCO Rate Case: 2013 Test Year

(Hawaii PUC Docket number: 2012-0099)

	Application (8/16/12)
Base Request	$19.8M (4.2% increase)
Return on average common equity	10.25% with mechanisms
Common equity capitalization (%)	57.05%
Return on average rate base	8.30%
Average rate base amount[1]	$455M
KWH sales (GWH)	1,117.0

Existing Balancing Accounts, Trackers and/or Surcharges
Decoupling Revenue Balancing Account/Revenue Adjustment Mechanism; ECAC: Fuel & Purchased Energy; Pension & OPEB Trackers; DSM Surcharge; Renewable Energy Infrastructure Surcharge and Purchase Power Adjustment Clause.

(1) Current effective rates are based on HELCO's 2010 test year rate case Final D&O. Average rate base in that D&O was $465M.

Upcoming Dates

- July 2013 Statutory deadline for interim decision and order

HEI

A7

HELCO Rate Case: 2010 Test Year

(Hawaii PUC Docket number: 2009-0164)

	Application (12/9/09)	Interim D&O (1/14/11)	Adj Interim[3] (1/1/12)	Final[4] (4/9/12)
Amount requested	$20.9M[1] (6% increase)	$6.0M[2] (1.7% increase)	$5.2M[2] (1.5% increase)	$4.5M[2] (1.3% increase)
Deprec. & amort. expenses	$32.3M	$31.7M	$31.7M	$31.3M
Return on average common equity	10.75% with mechanisms 11% without	10.5% without mechanisms	10.5% without mechanisms	10.00% with mechanisms
Common equity capitalization (%)	55.9%	55.9%	55.9%	55.9%
Return on rate base	8.73%	8.59%	8.59%	8.31%
Average rate base amount	$487M[1]	$465M[2]	$465M[2]	$465M[2]
KWH sales (GWH)	1,122.6	1,122.6	1,122.6	1,122.6

Existing Balancing Accounts, Trackers and/or Surcharges

Decoupling Revenue Balancing Account/Revenue Adjustment Mechanism; ECAC: Fuel & Purchased Energy; Pension & OPEB Trackers; DSM Surcharge; Renewable Energy Infrastructure Surcharge and Purchase Power Adjustment Clause.

(1) Current effective rates are based on the Interim D&O in HELCO's 2006 TY rate case. Average rate base in that D&O was $357M.

(2) Current effective rates are based on the Final rates in HELCO's 2006 TY rate case. Average rate base in that D&O was $357M.

(3) In January 2011, the PUC approved the adjustment from $6.0M to $5.2M to incorporate the bargaining unit benefit adjustments that went into effect on January 1, 2012.

(4) Decision and Order No. 30168 directed HELCO to file as soon as reasonably practicable its revised results of operations and tariff sheets based on the newly approved depreciation rates, the ROE of 10.00% and other provisions of the D&O. On April 4, 2012, the PUC approved the revised revenue requirements and tariff sheets.

HEI



HECO Oahu Rate Relief and Decoupling Considerations: 2013

HECO	2013
Rate Case Considerations	
2014 test year rate case	•File 2014 request
Sales decoupling	•Revenues adjusted for true-up to 2011 final level and 2012 and 2013 RAMs •Rates adjusted to collect/refund EOY 2012 RBA balance
O&M RAM	•Labor: BU Labor O&M and payroll tax ($56M) approved for RAM in 2011 rate case x ((2012 union contract 2.46% less 0.76% productivity factor) + (2013 union contract 2.95% less 0.76% productivity factor)) x revenue tax gross up (1.0975) •Non-labor: O&M ($139M) level approved for RAM in 2011 rate case x (Feb 2012 GDPPI consensus forecast of 1.70% + Feb 2013 GDPPI consensus forecast) x revenue tax gross up (1.0975)
Rate base RAM	•Baseline plant additions based on 5-year historical average: see Plant Additions slide for an indication of the historical baseline plant additions thru 2012
Existing Balancing Accounts, Trackers and/or Surcharges ECAC: Fuel & Energy-Related Purchased Power; Pension & OPEB Trackers; DSM Surcharge; Renewable Energy Infrastructure Surcharge and Purchased Power Adjustment Clause.	

HEI

A8

43 HELCO Rate Relief and Decoupling Considerations: 2013 HELCO 2013 Rate Case Considerations 2016 test year rate case .Next rate case to be filed in 2015 Sales decoupling .Revenues adjusted for true-up to 2010 final level and 2012 and 2013 RAMs .Rates adjusted to collect/refund EOY 2012 RBA balance O&M RAM .Labor: BU Labor O&M and payroll tax ($14M) approved for RAM in 2010 rate case x ((2012 union contract 2.46% less 0.76% productivity factor) + (2013 union contract 2.95% less 0.76% productivity factor)) x revenue tax gross up (1.0975) .Non-labor: O&M ($28M) level approved for RAM in 2010 rate case x (Feb 2012 GDPPI consensus forecast of 1.70% + Feb 2013 GDPPI consensus forecast) x revenue tax gross up (1.0975) Rate base RAM .Baseline plant additions based on 5-year historical average: see Plant Additions slide for an indication of the historical baseline plant additions thru 2012 Existing Balancing Accounts, Trackers and/or Surcharges ECAC: Fuel & Energy-Related Purchased Power; Pension & OPEB Trackers; DSM Surcharge; Renewable Energy Infrastructure Surcharge and Purchased Power Adjustment Clause. 44 MECO Rate Relief and Decoupling Considerations: 2013 MECO 2013 Rate Case Considerations 2015 test year rate case .Next rate case to be filed in mid-2014 Sales decoupling .Revenues adjusted for true-up to 2012 interim level and 2013 RAM .Rates adjusted to collect/refund EOY 2012 RBA balance O&M RAM .Labor: BU Labor O&M and payroll tax ($15M) approved for RAM in 2012 rate case x (2013 union contract 2.95% less 0.76% productivity factor) x revenue tax gross up (1.0975) .Non-labor: O&M ($35M) level approved for RAM in 2012 rate case x (Feb 2013 GDPPI consensus forecast) x revenue tax gross up (1.0975) Rate base RAM .Baseline plant additions based on 5-year historical average: see Plant Additions slide for an indication of the historical baseline plant additions thru 2012 Existing Balancing Accounts, Trackers and/or Surcharges ECAC: Fuel & Energy-Related Purchased Power; Pension & OPEB Trackers; DSM Surcharge; Renewable Energy Infrastructure Surcharge and Purchased Power Adjustment Clause. A9

45 $60 $59 $100 $99 $6 $24 ($22) ($19) ($50) $200 2011 2012 $0.62 $0.60 ($0.22) ($0.20) $1.04 $1.02 $0.06 $0.25 -$0.50 $2.00 2011 2012 Consolidated Core Earnings Note: Columns may not foot due to rounding Core Net Income $144 $163 GAAP $138 $139 Core EPS (Diluted) $1.50 $1.68 GAAP $1.44 $1.42 See the reconciliation of GAAP to Non-GAAP (Core) measures preceding this presentation (in millions) Utility Core Earnings Adjustment Utility Bank Holding Co. & Other 46 Debt Maturities & Credit Ratings Credit Ratings HEI HECO ASB S&P1 BBB-/Stable/A-3 BBB-/Stable/A-3 BBB/Stable/A-2 Moody’s2 Baa2/Stable/P-2 Baa1/Stable/P-2 -- 1 Source for ratings: S&P report dated November 28 & 29, 2012 2 Source for ratings: Moody’s report dated August 1, 2012 $50 $100 $75 $11 $0 $20 $40 $60 $80 $100 $120 2013 2014 2015 2016 2017 HEI HECO (in millions) A10

47 ASB Peer Group - 2012 . Based on year-end 2011 data of publicly traded banks and thrifts between $3.5 billion and $8.0 billion in assets (based upon data available in SNL as of February 1, 2012) The peer group is updated annually in December and banks that no longer report as a separate entity (e.g., mergers, acquisitions, failed banks, etc.) are not included in the median calculations from the time of the transaction or failure * Subset of 12 banks representing ASB’s high performing peer group, based on a 3-year average return on average assets rank above the 70th percentile * 1st Source Corporation SRCE Heartland Financial USA, Inc . HTLF Banc First Corporation BANF * Home Banc Shares, Inc . HOMB * Bank of the Ozarks, Inc . OZRK Independent Bank Corp. INDB Banner Corporation BANR * NBT Bancorp Inc. NBTB Beneficial Mutual Bancorp, Inc . (MHC) BNCL Northwest Banc share s, Inc. NWBI Berkshire Hills Bancorp, Inc . BHLB Orient al Financial Group Inc . OFG Boston Private Financial Holdings, Inc. BPF H Pacific Capital Bancorp PCBC Central Pacific Financial Corp. CPF Pac West Bancorp PACW Chemic al Financial Corporation CHF C Pinnacle Financial Partners, Inc. PNFP Columbia Banking System, Inc . COLB Provident Financial Services, Inc . PFS * Community Bank System, Inc . CBU Renasant Corporation RNST * Community Trust Bancorp, Inc . CT BI * S&T Bancorp, Inc. STBA * CVB Financial Corp. CVBF Sandy Spring Bancorp, Inc . SASR * Dime Community Bancshares, Inc . DCOM SCBT Financial Corporation SCBT Dora l Financial Corporation DRL Taylor Capital Group, Inc. T AY C First Commonwealth Financial Corporation F CF TowneBank T OWN * First Financial Bancorp. FFBC TrustCo Bank Corp NY T RST * First Financial Bankshares, Inc . FFIN Union Firs t Market Bankshares Corporation UBSH First Interstate Banc System, Inc. F IBK United Community Banks, Inc. UCBI First Merchants Corporation F RME WesBanc o , Inc . WSBC First Midwest Bancorp, Inc. F MBI * West america Bancorporation WABC Flushing Financial Corporation FFIC Western Alliance Bancorporation WAL Glacier Bancorp, Inc. GBCI WSF S Financial Corporation WSFS Great Southern Banc orp, Inc . GSBC 48 400 600 800 1000 1200 1400 Jan '10 Jan '11 Jan '12 Jan '13 Visitor arrivals (in thousands) -45.00% -30.00% -15.00% 0.00% 15.00% 30.00% Y ear vs. Y ear % Change Yr-Yr% Change Visitor Arrivals Monthly Visitor Arrivals Year vs. Year % Change Hawaii Visitor Arrivals Up 5.9% and Visitor Expenditures Up 5.7% January 2013 Continuing the Positive Trend from 2012 Source: Department of Business, Economic Development and Tourism 700 975 1250 1525 1800 2075 2350 J an '10 Jan '11 Jan '12 Jan '13 Visitor Expenditure s (in thousands) -45.00% -30.00% -15.00% 0.00% 15.00% 30.00% 45.00% Year vs. Year % Change Yr-Yr% Change Visitor Expenditures Monthly Visitor Expenditures Year vs. Year % Change A11

49 Hawaii December Unemployment Rate Remains Low at 5.2% 0 4 8 12 Dec-02 Dec-03 Dec-04 Dec-05 Dec-06 Dec-07 Dec-08 Dec-09 Dec-10 Dec-11 Dec-12 Percent Hawaii U.S. Hawaii: 5.2% Seasonally adjusted US: 7.8% Jan: 7.9% 0 4 8 12 Dec-02 Dec-03 Dec-04 Dec-05 Dec-06 Dec-07 Dec-08 Dec-09 Dec-10 Dec-11 Dec-12 Percent Honolulu County Maui County Hawaii County Kauai County Hawaii County: 6.9% Not seasonally adjusted Honolulu County: 4.3% Maui County: 5.2% Kauai County: 6.0% Source: U.S. Bureau of Labor Statistics and the state of Hawaii Department of Labor and Industrial Relations 50 Median Sales Price Oahu, Maui, Hawaii, Kauai January 2008 - January 2013 $200,000 $400,000 $600,000 $800,000 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 Jan-13 Oahu Median Sales Price Maui Median Sales Price Hawaii Island Median Sales Price Kauai Median Sales Price 100 200 300 400 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 Jan-13 Number of Sales Median Sales Price Hawaii Real Estate Number of sales Median price Oahu Number of Sales and Median Sales Price January 2008 – January 2013 Median price Source: Title Guaranty (2008-current) and local newspapers (2007) A12

HAWAIIAN ELECTRIC INDUSTRIES, INC. Corporate Headquarters Hawaiian Electric Industries, Inc. 1001 Bishop Street, Suite 2900 Honolulu, Hawaii 96813 Telephone: 808-543-5662 Internet address: http://www.hei.com Institutional Investor and Securities Analyst Inquiries Please direct inquiriries to: Shelee M.T. Kimura Manager, Investor Relations & Strategic Planning Telephone: 808-543-7384 E-mail: skimura@hei.com